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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)             MAY 8, 2001
                                                -------------------------------


                               SCHULER HOMES, INC.
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             (Exact name of registrant as specified in its charter)



          DELAWARE                 0-32461                    99-0351900
 -------------------------  ------------------------   -----------------------
(State or other jurisdiction    (Commission File            (I.R.S. Employer
     of incorporation)              Number)               Identification No.)


828 FORT STREET MALL, FOURTH FLOOR, HONOLULU, HAWAII                      96813
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code        (808) 521-5661
                                                  -----------------------------


                             SCHULER HOLDINGS, INC.
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          (Former name or former address if changed since last report)



Exhibit Index located on page 5.


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ITEM 5.  OTHER EVENTS.

         On May 8, 2001, Schuler Homes, Inc. (the "Company") issued a news release announcing its financial results for the quarter and fiscal year ended March 31, 2001. This news release, dated May 8, 2001, is attached as Exhibit
99.1 to this report and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  EXHIBITS.

NUMBER            DESCRIPTION
------            -----------

Exhibit 99.1      Press Release dated May 8, 2001.

Exhibit 99.2      Transcript of investor call dated May 9, 2001.

Exhibit 99.3      Slide Presentation posted on Schuler Homes web site on
                  May 9, 2001.

ITEM 9.  REGULATION FD DISCLOSURE.

         On May 9, 2001, the Company hosted an investor conference call to review the Company's financial results for the quarter and fiscal year ended March 31, 2001 and the Company's business outlook for the remainder of the year. The slide presentation used by the Company in connection with the investor call, and made available at the Company's web site at www.schulerhomes.com, is attached as Exhibit 99.3 to this Current Report on Form 8-K.

         The Company is furnishing the text of the slide presentation pursuant to the Securities and Exchange Commission's Regulation FD. This information is furnished pursuant to Item 9 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless the Company specifically incorporates it by reference in a document filed under the Securities Act of 1934. The furnishing of the slide presentation is not intended to constitute a representation that such furnishing is required by Regulation FD or that the information includes material investor information that is not otherwise publicly available.

         Certain statements contained in the slide presentation may be "forward-looking statements" as defined by the Private Securities Litigation Reform Act of 1995. Such statements involve risks, uncertainties and other factors that may cause actual results to differ materially from those which are anticipated. Such factors include, but are not limited to, changes in general economic conditions, the market for homes generally and in areas where the Company has developments, the availability and cost of land suitable for residential development, materials prices, labor costs, interest rates, consumer confidence, competition, environmental factors and government regulations affecting the Company's operations. See the Annual Report on Form 10-K for the year ended December 31, 1999 filed by Schuler Residential, Inc. (formerly known as Schuler Homes, Inc.), and the Registration Statement and Joint

                                       2
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Proxy Statement/Prospectus filed by the Company with the Securities and
Exchange Commission in connection with the combination of Schuler Homes, Inc., Schuler Residential, Inc. and Western Pacific Housing, for further discussion of these and other risks and uncertainties applicable to the Company's business.

                                       3
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            SCHULER HOMES, INC.



                            By:             /s/Thomas Connelly
                               ----------------------------------------------
                                              Thomas Connelly,
                                           Senior Vice President,
                                    Chief Financial Officer and Secretary

Dated:  May 10, 2001



                                       4
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                                  EXHIBIT INDEX


NUMBER            DESCRIPTION
------            -----------

Exhibit 99.1      Press Release dated May 8, 2001.

Exhibit 99.2      Transcript of investor call dated May 9, 2001.

Exhibit 99.3      Slide Presentation posted on Schuler Homes web site on
                  May 9, 2001.



                                       5